UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 30, 2014

Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE TRUST 2011-1

(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2011-1)

RWT Holdings, Inc.

(Sponsor)

RWT Holdings, Inc.

(Exact Name of Sponsor as Specified in Its Charter)

SEQUOIA RESIDENTIAL FUNDING, INC.

(as Depositor with respect to the issuance of Sequoia Mortgage Trust 2011-1, Mortgage Pass-Through Certificates)

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-159791-03	35-2170972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 330

Mill Valley, CA 94941

(Address of Principal Executive Offices)

(415) 389-7373

(Registrant’s Telephone Number,

Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

The Depositor has been notified that Wells Fargo Bank, N.A. (“Wells Fargo”), Master Servicer under the Amended and Restated Pooling and Servicing Agreement dated as of January 1, 2014 among the Depositor, Citibank, N.A., as securities administrator and trustee, and Wells Fargo, as Master Servicer (the “Pooling and Servicing Agreement”), intends to delegate its obligations under the Pooling and Servicing Agreement pertaining generally to the enforcement of loan repurchase claims to Law Debenture Trust Company of New York (“Law Debenture”) as a separate master servicer (the “Separate Mater Servicer”). Wells Fargo intends to retain all other rights and responsibilities as Master Servicer in the administration of the Trust under the Pooling and Servicing Agreement other than the enforcement of loan repurchase claims. Wells Fargo filed a Verified Petition (“Verified Petition”) with the Fourth Judicial Court of the State of Minnesota (the “Court”) on June 18, 2014 seeking the Court’s authorization to so delegate to Law Debenture its loan repurchase obligations under the Pooling and Servicing Agreement. A Court hearing on Wells Fargo’s Verified Petition is scheduled for August 13, 2014 (the “TIP Proceeding”). A copy of Wells Fargo’s Notice to Certificateholders of the TIP Proceeding is attached to this Form 8-K as Exhibit 99.1.

Certificateholders should note that while no additional fee for the services performed by the Separate Master Servicer shall be payable by the Trust, under the terms of the proposed Court Order set forth in the Verified Petition, the Separate Master Servicer would be entitled to reimbursement of certain expenses and indemnification from the Trust in connection with the services it performs for the Trust as Separate Master Servicer.

Item 9.01(d).	Financial Statements and Exhibits.

99.1	Wells Fargo’s Notice to Certificateholders of the TIP Proceeding, dated July 24, 2014.

(SEMT 2011-1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2014

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ Andrew P. Stone
Andrew P. Stone
Secretary and Vice President

EXHIBIT INDEX

Exhibit Number

99.1	Wells Fargo’s Notice to Certificateholders of the TIP Proceeding, dated July 24, 2014.